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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-12001                 25-1792394
  ----------------------------        --------------        -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)


          1000 Six PPG Place, Pittsburgh, Pennsylvania         15222-5479
      ------------------------------------------------------   ---------
            (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.           Other Events

         On May 2, 2004, Allegheny Technologies Incorporated announced that it expects that the closing of the previously announced acquisition of certain assets of J&L Specialty Steel, LLC ("J&L") by a wholly owned subsidiary of ATI Allegheny Ludlum, which had an original target closing date of May 3, 2004, will be rescheduled to permit ratification of a new collective bargaining agreement covering United Steelworkers of America (USWA) represented employees at both Allegheny Ludlum and J&L. Allegheny Technologies further announced that it believes that a tentative agreement with the USWA can be reached by May 5, 2004, and that full ratification should occur on or before May 28, 2004 and that, accordingly, ATI anticipates being able to close the transaction on or before June 1, 2004. A copy of the press release announcing the rescheduling is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1              Press release dated May 2, 2004




                                Page 2 of 4 Pages



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLEGHENY TECHNOLOGIES INCORPORATED



                              By: /s/ Jon D. Walton
                                 ------------------------------------
                                 Jon D. Walton
                                 Executive Vice President, Human Resources,
                                 Chief Legal and Compliance Officer,
                                 General Counsel and Corporate Secretary


Dated:  May 3, 2004



                                Page 3 of 4 Pages

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                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1    Press Release dated May 2, 2004.







                                Page 4 of 4 Pages